UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

Veritone, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Anton Boulevard, Suite 100

Costa Mesa, California 92626

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 888-507-1737

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.1 4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2018, Veritone, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with JMP Securities LLC, as sales agent (“JMP Securities”), pursuant to which the Company may offer and sell, from time to time, through JMP Securities, shares of the Company’s common stock, par value $0.001 per share, having an aggregate offering price of up to $50,000,000 (the “Shares”).

The Company is not obligated to sell any Shares under the Agreement. Subject to the terms and conditions of the Agreement, JMP Securities will use commercially reasonable efforts, consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of The Nasdaq Global Market, to sell Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. Under the Agreement, JMP Securities may sell the Shares by any method deemed to be an “at-the-market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, or any other method permitted by law, including in privately negotiated transactions. JMP Securities’ obligations to sell the Shares under the Agreement are subject to satisfaction of certain conditions, including the effectiveness of the Company’s Registration Statement on Form S-3 (File No. 333-225394) (the “Registration Statement”), filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 1, 2018.

The Company will pay JMP Securities a commission of 3.0% of the aggregate gross proceeds from each sale of Shares, reimburse legal fees and disbursements and provide JMP Securities with customary indemnification and contribution rights. The Agreement may be terminated by JMP Securities or the Company at any time upon notice to the other party, or by JMP Securities at any time in certain circumstances, including the occurrence of a material adverse change in the Company’s business or financial condition that makes it impractical or inadvisable to market the Shares or to enforce contracts for the sale of the Shares.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.2 to the Registration Statement and incorporated hereby in reference.

K&L Gates LLP, counsel to the Company, has issued a legal opinion relating to the Shares being offered pursuant to the Agreement. A copy of such legal opinion, including the consent included therein, is filed as Exhibit 5.2 to the Registration Statement and incorporated herein by reference.

Shares sold under the Agreement will be issued pursuant to the Registration Statement and the sales agreement prospectus that forms a part of such Registration Statement, following such time as the Registration Statement is declared effective by the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Agreement nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 1, 2018, between the Company and JMP Securities LLC (filed as Exhibit 1.2 to the Registration Statement on Form S-3 (File No. 333-225394), filed with the SEC on June 1, 2018, and incorporated by reference herein).

5.1	Opinion of K&L Gates LLP (filed as Exhibit 5.2 to the Registration Statement on Form S-3 (File No. 333-225394), filed with the SEC on June 1, 2018, and incorporated by reference herein).

23.1	Consent of K&L Gates LLP (filed as Exhibit 23.3, and included in Exhibit 5.2, to the Registration Statement on Form S-3 (File No. 333-225394), filed with the SEC on June 1, 2018, and incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2018	Veritone, Inc.

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Executive Vice President, General Counsel and Secretary